Supplement to the
Fidelity® Targeted Emerging Markets Factor ETF
February 29, 2020
Summary Prospectus

Effective December 1, 2020, "Fidelity Targeted Emerging Markets Factor ETF" is renamed “Fidelity Emerging Markets Multifactor ETF” and the fund’s underlying index, “Fidelity Targeted Emerging Markets Factor Index,” is renamed “Fidelity Emerging Markets Multifactor Index.”

The fund and index name changes do not affect each fund’s investment policies or how the funds are managed.

Effective December 1, 2020, the following information replaces existing information in the “Fund Summary” section, under the “Investment Objective” heading for Fidelity Targeted Emerging Markets Factor ETF:

The fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the Fidelity Emerging Markets Multifactor Index.

Effective December 1, 2020, the following information replaces existing information in the “Fund Summary” section under the “Principal Investment Strategies” heading for Fidelity Targeted Emerging Markets Factor ETF:

  Normally investing at least 80% of its assets in securities included in the Fidelity Emerging Markets Multifactor Index℠ and in depository receipts representing securities included in the index. The Fidelity Emerging Markets Multifactor Index℠ is designed to reflect the performance of stocks of large- and mid-capitalization emerging markets companies that have attractive valuations, high quality profiles, positive momentum signals, lower volatility than the broader emerging markets equity market, and lower correlation to the U.S. equity market.

EMK-SUM-20-01 1.9900935.100	December 1, 2020